                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MARCH 5, 2002


                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        COLORADO                     000-12471                  84-0731006
(State or other jurisdiction      (Commission File           I.R.S. Employer
    of incorporation)                 Number)               Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

         Colorado MEDtech, Inc. issued a press release regarding the settlement of a dispute and litigation with Gen-Probe Incorporated. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)  Exhibits.

         No.      Description
         ---      -----------
         99.1     Press release dated March 5, 2002



                                      -2-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   DATED, this 5th day of March, 2002.


                                               COLORADO MEDTECH, INC.


                                               By:    /s/ Stephen K. Onody
                                                  -----------------------------
                                                      Stephen K. Onody
                                                      President and CEO



                                      -3-
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99.1         Press release dated March 5, 2002